                                                                    EXHIBIT q(1)

                                POWER OF ATTORNEY

                                  May 21, 2002

We, the undersigned Directors/Trustees and officers of ING VP Balanced Portfolio, Inc., ING Generation Portfolios, Inc., ING Series Fund, Inc., ING Variable Portfolios, Inc., Maryland corporations, and ING GET Fund, ING VP Bond Portfolio, ING VP Money Market Portfolio and ING Variable Funds, Massachusetts business trusts, hereby severally constitute and appoint James M. Hennessy, Michael J. Roland and Kimberly A. Anderson, and each of them individually, our true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, as the case may be, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940:

                                                     REGISTRATION STATEMENTS FILED UNDER THE:
                                        SECURITIES ACT OF 1933           INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.               33-27247                              811-5773
ING Generation Portfolios, Inc.               33-88334                              811-8934
ING Series Fund, Inc.                         33-41694                              811-6352
ING Variable Portfolios, Inc.                333-05173                              811-7651
ING GET Fund                                  33-12723                              811-5062
ING VP Bond Portfolio                          2-47232                              811-2361
ING VP Money Market Portfolio                  2-53038                              811-2565
ING Variable Funds                             2-51739                              811-2514

hereby ratifying and confirming on the date first written above, our signatures as they may be signed by our said attorney-in-fact and agent to any and all amendments to such Registration Statements.

                                           /s/ Thomas J. McInerney
------------------------------------       -------------------------------------
Edward T. O'Dell, Director/Trustee         Thomas J. McInerney, Director/Trustee

--------------------------------            -----------------------------------
James M. Hennessy                           Michael J. Roland
President, Chief Executive Officer and      Executive Vice President and
Chief Operating Officer                     Principal Financial Officer

                                POWER OF ATTORNEY

                                 January 1, 2003

We, the undersigned Directors/Trustees and officers of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Series Fund, Inc., ING Variable Portfolios, Inc., Maryland corporations, and ING GET Fund, ING VP Bond Portfolio, ING VP Money Market Portfolio and ING Variable Funds, Massachusetts business trusts, hereby severally constitute and appoint James M. Hennessy, Michael J. Roland and Kimberly A. Anderson, and each of them individually, our true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, as the case may be, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940:

                                                     REGISTRATION STATEMENTS FILED UNDER THE:
                                          SECURITIES ACT OF 1933           INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.                 33-27247                              811-5773
ING Strategic Allocation Portfolios, Inc.       33-88334                              811-8934
ING Series Fund, Inc.                           33-41694                              811-6352
ING Variable Portfolios, Inc.                  333-05173                              811-7651
ING GET Fund                                    33-12723                              811-5062
ING VP Bond Portfolio                            2-47232                              811-2361
ING VP Money Market Portfolio                    2-53038                              811-2565
ING Variable Funds                               2-51739                              811-2514

We hereby ratify and confirm on the date first written above, our signatures as they may be signed by our said attorney-in-fact and agent to any and all amendments to such Registration Statements.

/s/ Joseph E. Obermeyer
-------------------------------------
Joseph E. Obermeyer, Director/Trustee

--------------------------------            -----------------------------------
James M. Hennessy                           Michael J. Roland
President, Chief Executive Officer and      Executive Vice President and
Chief Operating Officer                     Principal Financial Officer

                                POWER OF ATTORNEY

                                  June 1, 2002

We, the undersigned Directors/Trustees and officers of ING VP Balanced Portfolio, Inc., ING Generation Portfolios, Inc., ING Series Fund, Inc., ING Variable Portfolios, Inc., Maryland corporations, and ING GET Fund, ING VP Bond Portfolio, ING VP Money Market Portfolio and ING Variable Funds, Massachusetts business trusts, hereby severally constitute and appoint James M. Hennessy, Michael J. Roland and Kimberly A. Anderson, and each of them individually, our true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, as the case may be, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940:

                                                     Registration Statements filed under the:
                                        Securities Act of 1933           Investment Company Act of 1940
ING VP Balanced Portfolio, Inc.                33-27247                                811-5773
ING Generation Portfolios, Inc.                33-88334                                811-8934
ING Series Fund, Inc.                          33-41694                                811-6352
ING Variable Portfolios, Inc.                 333-05173                                811-7651
ING GET Fund                                   33-12723                                811-5062
ING VP Bond Portfolio                           2-47232                                811-2361
ING VP Money Market Portfolio                   2-53038                                811-2565
ING Variable Funds                              2-51739                                811-2514

hereby ratifying and confirming on the date first written above, our signatures as they may be signed by our said attorney-in-fact and agent to any and all amendments to such Registration Statements.

  /s/ Edward T. O'Dell
----------------------------------
Edward T. O'Dell, Director/Trustee

--------------------------------            -----------------------------------
James M. Hennessy                           Michael J. Roland
President, Chief Executive Officer and      Executive Vice President and
Chief Operating Officer                     Principal Financial Officer